EXHIBIT 99.1
                                                                    ------------

                                                        FOR FURTHER INFORMATION:
                                                               Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7100

For Immediate Release

                  PRIVATEBANCORP REPORTS FIRST QUARTER EARNINGS

                Net income up 57 percent over first quarter 2000

     Chicago, IL, April 23, 2001 --- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the first quarter ended March 31, 2001, was $1,333,000 up 57.0 percent, compared to the first quarter 2000 net income of $849,000. According to Ralph B. Mandell, Chairman, President and CEO, the increase in earnings is attributable to a strong performance in the Company's core private banking business. Earnings increased to $0.28 per diluted share in the first quarter 2001 compared to $0.18 per diluted share in the first quarter 2000.

     "Compared to prior year, our earnings growth is the result of strategies put in place during the past 24 months, including the opening of our St. Charles office, the acquisition of the Lake Forest and Winnetka North Shore locations, and the opening of our St. Louis, Missouri bank. We are pleased with our progress and look forward to continued growth in assets and earnings for the remainder of the year as compared to prior year," said Mandell. "Our net interest margin narrowed during the quarter, due to the competitive environment, decreases in market interest rates and the composition of both earning assets and interest-bearing liabilities. However, overall asset growth, continued high credit quality and significant increases in non-interest income compared to the prior year quarter, more than compensated for lower margins."

     Net interest income totaled $6.5 million in the first quarter of 2001, an increase of 32.0 percent over the first quarter of 2000. Average earning assets during the period were $800.5 million, an increase of 39.8 percent over the prior year first quarter. Net interest margin averaged 3.35 percent in the first quarter of 2001, versus 3.59 percent in the prior year first quarter. The decrease in net interest margin during the quarter is attributable to the decrease in the prime interest rate as well as to the issuance of fixed rate long-term debt trust preferred securities.

     Non-interest income for the quarter grew to $1,080,000, reflecting an increase of $358,000 or 49.6 percent higher than in the first quarter of 2000. Banking income, comprised of service charges, increased to $200,000 from $87,500 a year ago quarter, which represents a 128.7 percent increase. Trust assets under administration decreased 13.2 percent to $693.2 million at March 31, 2001 compared to $799.0 million at March 31, 2000 attributable primarily to market declines affecting portfolio equity values. Despite the decline in the level of trust assets under administration, trust fee revenue increased by $152,000 to $691,000 for the quarter ended March 31, 2001, an increase of 28.2 percent over the prior year quarter that resulted primarily from an improvement in the mix of more profitable trust accounts.

     The increase in non-interest income is also attributable to the recognition of $186,000 of net gains related to the sale of investment securities during the first quarter of 2001 as compared to $92,000 during the first quarter of 2000. According to PrivateBancorp, Inc. Chief Financial Officer Gary L. Svec, the Company was able to take advantage of market volatility during the first quarter to achieve interest rate risk management objectives, realize gains on investments, and purchase investment securities with enhanced return opportunities.

     Non-interest expense increased to $5.3 million in the first quarter of 2001 from $4.0 million in the first quarter of 2000, due to higher operating and personnel expenses associated with a full quarter of operations in the North Shore locations and being fully operational in St. Louis. The Company's efficiency ratio improved to 67.8 percent for the first quarter 2001 as compared to the 69.2 percent for the first quarter 2000 reflecting the stabilization of start-up expenses related to the Company's expansion.

     Loans outstanding increased to $626.9 million at March 31, 2001 reflecting growth of 20.3 percent over the $521.2 million in loans outstanding at March 31, 2000. At March 31, 2001, nonperforming loans as a percentage of total loans were
0.47 percent, versus 0.30 percent at March 31, 2000. Recoveries totaled $8,000 in the quarter ended March 31, 2001 versus net charge- offs of $15,000 in the year-earlier period. The provision for loan losses was $339,000 in the first quarter of 2001, versus $311,000 in the first quarter of 2000.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely held businesses and commercial real estate investors. The company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, which had assets of $873.7 million at March 31, 2001, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, and Winnetka, Illinois, and St. Louis, Missouri.

     Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note:  Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                          THREE MONTHS ENDED
                                                               MARCH 31,
                                                      --------------------------
                                                          2001           2000
                                                      -----------    -----------
                                                      (UNAUDITED)    (UNAUDITED)
INTEREST INCOME
   Interest and fees on loans ....................     $   13,061     $    9,475
   Interest on short-term investments ............            177            387
   Interest on investment securities .............          3,202          1,385
                                                       ----------     ----------
      Total interest income ......................         16,440         11,247
                                                       ----------     ----------

INTEREST EXPENSE
   Interest on deposits ..........................          8,203          6,055
   Interest on borrowings ........................          1,507            296
   Interest on trust preferred securities ........            269             --
                                                       ----------     ----------
      Total interest expense .....................          9,979          6,351
                                                       ----------     ----------

NET INTEREST INCOME ..............................          6,461          4,896
   Provision for loan losses .....................            339            311
                                                       ----------     ----------
      Net interest income after provisions .......          6,122          4,585
                                                       ----------     ----------

NON-INTEREST INCOME
   Banking, trust services and other income.......            894            630
   Securities gains .....................                     186             92
                                                       ----------     ----------
      Total non-interest income ..................          1,080            722
                                                       ----------     ----------

NON-INTEREST EXPENSE
   Salaries and benefits .........................          2,434          1,877
   Other operating expenses ......................          2,653          2,047
   Amortization of goodwill ......................            206            113
                                                       ----------     ----------
      Total non-interest expense .................          5,293          4,037
                                                       ----------     ----------

INCOME BEFORE INCOME TAXES .......................          1,909          1,270
   Income tax expense ............................            576            421
                                                       ----------     ----------
      Net income .................................     $    1,333     $      849
                                                       ==========     ==========

   Weighted average shares outstanding ...........      4,648,061      4,590,332
   Diluted average shares outstanding ............      4,783,400      4,777,351

EARNINGS PER SHARE
   Basic .........................................     $     0.29     $     0.18
   Diluted .......................................     $     0.28     $     0.18

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                                               MARCH 31,
                                                       -------------------------
                                                           2001          2000
                                                       -----------   -----------
                                                       (UNAUDITED)   (UNAUDITED)
ASSETS
   Cash and due from banks .........................    $  18,045     $  16,629
   Short-term investments ..........................           81        10,632
   Investment securities - available-for-sale ......      210,840        89,924

   Loans, net of unearned income ...................      626,900       521,188
   Allowance for loan losses .......................       (6,455)       (5,670)
                                                        ---------     ---------
      Net loans ....................................      620,445       515,518
                                                        ---------     ---------

   Premises and equipment ..........................        3,924         3,211
   Goodwill ........................................       11,423        12,237
   Other assets ....................................        8,935         8,830
                                                        ---------     ---------
      Total assets .................................    $ 873,693     $ 656,981
                                                        =========     =========

LIABILITIES
   Non-interest bearing deposits ...................    $  52,286     $  51,451
   Interest-bearing deposits .......................      643,285       527,106
                                                        ---------     ---------
      Total deposits ...............................      695,571       578,557
                                                        ---------     ---------

   Borrowings ......................................       90,397        23,328
   Long-term debt - Trust Preferred Securities .....       20,000            --
   Other liabilities ...............................       10,779         6,598
                                                        ---------     ---------
      Total liabilities ............................    $ 816,747     $ 608,483
                                                        =========     =========

STOCKHOLDERS' EQUITY
   Common stock and surplus ........................    $  45,332     $  44,351
   Retained earnings ...............................       12,604         8,159
   Accumulated other comprehensive income ..........        1,011        (2,292)
   Deferred compensation ...........................       (1,051)         (695)
   Loans to executive officers .....................         (950)       (1,025)
                                                        ---------     ---------
      Total stockholders' equity ...................    $  56,946     $  48,498
                                                        =========     =========

   Total Liabilities and Stockholders' Equity ......    $ 873,693     $ 656,981
                                                        =========     =========

   Book value per share ............................    $   12.15     $   10.57

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                         1Q01          4Q00          3Q00         2Q00          1Q00
                                                       --------      --------     ---------     --------     ---------
KEY STATISTICS
   Earnings before one-time charges(1)............     $  1,333      $  1,510     $   1,345     $  1,098     $     849
   One-time charges (net of tax)..................           --            --           377           --            --
   Net income.....................................        1,333         1,510           968        1,098           849
   Earnings before one-time charges per diluted
      share.......................................         0.28          0.32          0.28         0.23          0.18
   One-time charges (per diluted share)...........           --            --          0.08           --            --
   Basic earnings per share.......................         0.29          0.33          0.21         0.24          0.18
   Diluted earnings per share.....................         0.28          0.32          0.20         0.23          0.18
   Return on average total assets (before one-time
      charges)....................................         0.64%         0.77%         0.71%        0.65%         0.57%
   Return on average total equity (before one-time
      charges)....................................         9.86%        11.35%        10.55%        9.04%         7.20%
   Non-interest income to average assets..........         0.52          0.48          0.39         0.44          0.49
   Non-interest expense to average assets.........         2.55          2.48          2.76         2.62          2.72
   Net overhead ratio.............................         2.03          2.00          2.37         2.18          2.23
   Efficiency ratio excluding one-time charges(2).         67.8          63.0          63.9         63.8          69.2
   Net interest margin............................         3.35          3.60          3.59         3.81          3.59
   Yield on average earning assets................         8.39          8.82          8.77         8.61          8.06
   Cost of average paying liabilities.............         5.55          5.82          5.77         5.39          5.09
   Net interest spread............................         2.84          3.00          3.00         3.22          2.97
   Dividend payout ratio..........................         8.79          7.66         11.97        10.51         13.52

BALANCE SHEET RATIOS
   Loans to deposits (period end).................        90.13%        89.43%        92.40%       97.44%        90.08%
   Average interest-earning assets to average
      interest-bearing liabilities................        110.0         111.5         111.5        112.3         114.0

PER SHARE DATA
   Dividends......................................   $    0.025      $  0.025     $   0.025     $  0.025      $  0.025
   Book value (period end)........................        12.15         11.73         11.04        10.73         10.57
   Tangible book value (period end)...............         9.72          9.22          8.48         8.13          7.90

SHARE PRICE DATA
   Closing price (period end).....................   $  15.9375      $ 9.1250     $ 13.8125     $ 14.750      $ 10.500
   Diluted earnings multiple......................        14.10x         7.22x        17.30x       15.87x        14.69x
   Diluted earnings multiple before one-time
      charges.....................................        14.10x         7.22x        12.37x       15.87x        14.69x
   Book value multiple............................         1.31x         0.78x         1.25x        1.37x         0.99x

COMMON STOCK INFORMATION
   Outstanding shares at end of period............    4,685,768     4,623,532     4,623,532    4,615,832     4,590,332
   NUMBER OF SHARES USED TO COMPUTE:
      Basic earnings per share....................    4,648,061     4,623,532     4,627,873    4,600,740     4,590,332
      Diluted earnings per share..................    4,783,400     4,749,636     4,823,982    4,752,269     4,777,351

CAPITAL RATIOS (PERIOD END)
   Total equity to total assets...................         6.52%         6.53%         6.69%        6.85%         7.38%
   Total risk-based capital ratio.................        11.00          8.15          8.51         8.73          9.56
   Tier-1 risk-based capital ratio................         9.14          6.47          6.72         6.84          7.56
   Leverage ratio.................................         7.60          5.54          5.54         5.94          6.76

---------------
(1) One-time charges represent costs associated with 2000 third quarter severance charges.

(2) Ratio includes a tax equivalent adjustment for certain items in investment income.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                1Q01      4Q00      3Q00      2Q00      1Q00
                                              -------   -------   -------   -------   -------
SUMMARY INCOME STATEMENT
INTEREST INCOME
   Loans, including fees ..................   $13,061   $13,451   $13,540   $12,167   $ 9,475
   Short-term investments .................       177       236       357        78       387
   Securities .............................     3,202     2,714     1,813     1,543     1,385
                                              -------   -------   -------   -------   -------
      Total interest income ...............    16,440    16,401    15,710    13,788    11,247
   Interest expense .......................     9,979     9,821     9,378     7,781     6,351
                                              -------   -------   -------   -------   -------
   Net interest income ....................     6,461     6,580     6,332     6,007     4,896
   Provision for loan losses ..............       339       334       383       662       311
                                              -------   -------   -------   -------   -------
   Net interest income after provisions for
      loan losses .........................     6,122     6,246     5,949     5,345     4,585
                                              -------   -------   -------   -------   -------

NON-INTEREST INCOME
   Banking, trust services and other income       894       951       745       751        630
   Securities gains .......................       186        --        --        --        92
                                              -------   -------   -------   -------   -------
      Total non-interest income ...........     1,080       951       745       751       722
                                              -------   -------   -------   -------   -------

NON-INTEREST EXPENSE
   Salaries and employee benefits .........     2,434     2,268     2,211     1,818     1,877
   Severance charge .......................        --        --       562        --        --
   Goodwill ...............................       206       206       206       206       113
   Occupancy expense ......................       888       807       803       764       613
   Other non-interest expense .............     1,765     1,609     1,445     1,664     1,434
                                              -------   -------   -------   -------   -------
      Total non-interest expense ..........     5,293     4,890     5,227     4,452     4,037
                                              -------   -------   -------   -------   -------
   Income before income taxes .............     1,909     2,307     1,467     1,644     1,270
   Provision for income taxes .............       576       797       499       546       421
                                              -------   -------   -------   -------   -------
      Net income ..........................   $ 1,333   $ 1,510   $   968   $ 1,098   $   849
                                              =======   =======   =======   =======   =======

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                   1Q01       4Q00       3Q00       2Q00       1Q00
                                                 -------    -------    -------    -------    -------
CREDIT QUALITY
   Ending allowance for loan losses ..........   $ 6,455    $ 6,108    $ 5,991    $ 5,951    $ 5,670
                                                 =======    =======    =======    =======    =======
   Non-performing assets:
      Loans delinquent over 90 days ..........   $ 2,847    $ 1,421    $   242    $   340    $   355
      Nonaccrual loans .......................       117         24        324        635      1,222
      Other real estate ......................        --         --         --         --         --
                                                 -------    -------    -------    -------    -------
        Total non-performing assets ..........   $ 2,964    $ 1,445    $   566    $   975    $ 1,577
                                                 =======    =======    =======    =======    =======
   Loans charged off .........................   $    --    $   225    $   346    $   381    $    20
   Recoveries ................................         8          8          2         --          5
                                                 -------    -------    -------    -------    -------
   Net charge-offs (recoveries) ..............   $    (8)   $   217    $   344    $   381    $    15
                                                 =======    =======    =======    =======    =======
   Provision for loan losses .................   $   339    $   334    $   383    $   662    $   311
                                                 =======    =======    =======    =======    =======

KEY RATIOS
   Net charge-offs (recoveries) to average
      loans ..................................     -0.01%      0.15%      0.23%      0.28%     0.013%
   Total non-performing loans to total loans .      0.47       0.24       0.10       0.17       0.30
   Total non-performing assets to total assets      0.34       0.17       0.07       0.13       0.24

LOAN LOSS RESERVE SUMMARY
   Balance at beginning of period ............   $ 6,108    $ 5,991    $ 5,951    $ 5,670    $ 4,510
   Johnson Bank acquisition - loan loss
      reserve ................................        --         --         --         --        864
   Provision .................................       339        334        383        662        311
   Net charge-offs (recoveries) ..............        (8)       217        343        381         15
                                                 -------    -------    -------    -------    -------
   Ending loan loss reserve ..................   $ 6,455    $ 6,108    $ 5,991    $ 5,951    $ 5,670
                                                 =======    =======    =======    =======    =======

NET LOAN CHARGE-OFFS (RECOVERIES):
   Commercial real estate ....................   $    --    $    --    $    --    $    --    $    --
   Residential real estate ...................        --         --         --         --         --
   Commercial ................................        (3)        --        343        361          8
   Personal ..................................        (5)       217         --         20          7
   Home equity ...............................        --         --         --         --         --
   Construction ..............................        --         --         --         --         --
                                                 -------    -------    -------    -------    -------
      Total net loan charge-offs (recoveries)    $    (8)   $   217    $   343    $   381    $    15
                                                 =======    =======    =======    =======    =======

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                       MARCH 31,   DECEMBER 31, SEPTEMBER 30,  JUNE 30,    MARCH 31,
                                         2001         2000         2000         2000         2000
                                      -----------  -----------  -----------  -----------  -----------
                                      (UNAUDITED)               (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
ASSETS
   Cash and due from banks .........   $  18,045    $  28,637    $  21,815    $  18,341    $  16,629
   Federal funds sold ..............          81       11,876        4,060        5,076       10,632
   Investment securities ...........     210,840      172,194      132,814       96,969       89,924
   Loans, net of unearned discount .     626,900      599,429      584,919      583,522      521,188
        Less:  allowance for loan
           losses ..................      (6,455)      (6,108)      (5,991)      (5,951)      (5,670)
                                       ---------    ---------    ---------    ---------    ---------
        Net loans ..................     620,455      593,321      578,928      577,571      515,518
                                       ---------    ---------    ---------    ---------    ---------
   Premises and equipment ..........       3,924        4,138        4,386        3,814        3,211
   Goodwill ........................      11,423       11,629       11,835       12,031       12,237
   Other assets ....................       8,935        7,714        9,977        9,221        8,830
                                       ---------    ---------    ---------    ---------    ---------
      Total assets .................   $ 873,693    $ 829,509    $ 763,815    $ 723,023    $ 656,981
                                       =========    =========    =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits ...   $  52,286    $  61,789    $  55,831    $  49,950    $  51,451
   Interest-bearing demand deposits       37,213       51,301       37,747       34,062       36,926
   Savings and money market deposits     301,569      300,107      274,025      257,822      277,747
   Time deposits ...................     304,503      257,049      265,404      257,047      212,433
                                       ---------    ---------    ---------    ---------    ---------
        Total deposits .............     695,571      670,246      633,007      598,881      578,557
   Funds borrowed ..................      90,397       96,879       71,258       68,544       23,328
   Long-term debt - Trust Preferred
      Securities ...................      20,000           --           --           --           --
   Other liabilities ...............      10,779        8,135        8,484        6,053        6,598
                                       ---------    ---------    ---------    ---------    ---------
        Total liabilities ..........     816,747      775,260      712,749      673,478      608,483
   Stockholders' equity ............      56,946       54,249       51,066       49,545       48,498
                                       ---------    ---------    ---------    ---------    ---------
        Total liabilities and
           stockholders' equity.....   $ 873,693    $ 829,509    $ 763,815    $ 723,023    $ 656,981
                                       =========    =========    =========    =========    =========

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                   FIRST QUARTER
                                                         -------------------------------
                                                         MARCH 31, 2001   MARCH 31, 2000
                                                         --------------   --------------
AVERAGE ASSETS
   Cash and due from banks .............................   $  21,238         $  15,986
   Short-term investments ..............................      12,326            27,376
   Investment securities ...............................     188,760            87,189
   Loans, net of unearned discount .....................     600,496           453,604
   Less:  allowance for loan losses ....................      (6,198)           (5,075)
                                                           ---------         ---------
   Net loans ...........................................     594,298           448,529
                                                           ---------         ---------
   Premises and equipment ..............................       4,066             3,093
   Goodwill ............................................      11,547             6,636
   Other assets ........................................      10,375             7,221
                                                           ---------         ---------
      Total average assets .............................   $ 842,610         $ 596,030
                                                           =========         =========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits .......................   $  50,045         $  41,692
   Interest-bearing demand deposits ....................      40,191            33,146
   Savings and money market deposits ...................     301,421           255,241
   Time deposits .......................................     283,375           197,628
                                                           ---------         ---------
   Total average deposits ..............................     675,032           527,707
   Funds borrowed ......................................      91,119            16,201
   Long-term debt - Trust Preferred Securities .........      11,556                --
                                                           ---------         ---------
   Other liabilities ...................................      10,081             4,724
                                                           ---------         ---------
   Total average liabilities ...........................     787,788           548,632
   Average stockholders' equity ........................      54,822            47,398
                                                           ---------         ---------
      Average total liabilities and stockholders' equity   $ 842,610         $ 596,030
                                                           =========         =========